SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 1, 2004

HUDSON VALLEY HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

New York	030525	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 Scarsdale Road, Yonkers, New York	10707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On October 1, 2004, Hudson Valley Bank, the bank subsidiary of Hudson Valley Holding Corp. completed the acquisition of A.R. Schmeidler & Co., a money management firm located in New York City. The Company issued a press release announcing the closing of the acquisition on October 5, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

99.1	Press Release dated October 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2004	HUDSON VALLEY HOLDING CORP. By: STEPHEN R. BROWN ———————————————————— Name: Stephen R. Brown Title: Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release dated October 5, 2004